Exhibit 10.7

CHICAGO MERCANTILE EXCHANGE INC.

GRANDFATHERED

SENIOR MANAGEMENT SUPPLEMENTAL DEFERRED SAVINGS PLAN

(As Amended and Restated Effective January 1, 2008)

SECTION 1

General

1.1. History, Purpose and Effective Date.

(a) The Chicago Mercantile Exchange Inc., a Delaware corporation (the “Exchange”), maintains the Chicago Mercantile Exchange Inc. Amended and Restated Senior Management Supplemental Deferred Savings Plan (the “Plan”) to provide a select group of its key management employees with the opportunity to defer receipt of compensation and receive additional retirement income from the Exchange. The Plan was originally effective on January 1, 1993 (the “Effective Date”) and has been subsequently amended from time to time. The Plan is intended to constitute a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(b) This document is an amendment and restatement of the Plan as in effect prior to 2005, and is applicable only to the portion (if any) of a Participant’s Account that was vested as of December 31, 2004, including credited earnings and losses with respect thereto (the “Grandfathered Account”). The Plan, as so amended and restated, shall be sometimes referred to as the “Chicago Mercantile Exchange Inc. Grandfathered Senior Management Supplemental Deferred Savings Plan.”

1.2. Administration.

(a) The Retirement Committee (the “Retirement Committee”) appointed by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Exchange is the Plan Administrator of the Plan. If the Compensation Committee fails to act to appoint the members of the Retirement Committee, then the Compensation Committee will be deemed to be the Retirement Committee hereunder. The Plan Administrator shall from time to time adopt rules for the administration of the Plan and shall have the sole discretion to make decisions and take any action with respect to questions arising in connection with the Plan, including, but not limited to, the construction and interpretation of the Plan, the resolution of any ambiguities, the determination of the conditions subject to which any benefits may be payable, the resolution of all questions concerning the status and rights of a Participant and others under the Plan, and whether a claimant is eligible for benefits under the Plan, the determination of the amount of benefits, if any, a claimant is entitled to receive, and making any other determinations which it believes necessary or advisable for the administration and operation of the Plan. Any such decision or action shall be final and binding upon all Participants and beneficiaries, and benefits under the Plan shall be paid only if the Plan Administrator decides in its discretion that the claimant is entitled to them. The Plan Administrator’s decision or action in respect of any of the above shall be conclusive and binding upon all Participants and their beneficiaries, heirs, assigns, administrators, executors and any other person claiming through or under them, subject to such individual’s rights to a review of the denial of any benefit claim under the claims procedure set forth in Section 1.11.

(b) In providing for the administration of the Plan, the Plan Administrator may delegate responsibilities for the operation and administration of the Plan by written document filed with the Plan records. Any such delegation may be revoked at any time. The Secretary of the Exchange (or, on behalf of the Secretary of the Exchange, any Corporate Secretary or Assistant Secretary) shall certify to any interested person the names of the employees of the Exchange who are, from time to time, authorized to act on behalf of the Plan Administrator and who are responsible for the day-to-day operation and administration of the Plan. The Plan Administrator may appoint and compensate such specialists to aid it in the administration of the Plan and arrange for such other services as it considers necessary or appropriate to carry out the provisions of the Plan.

1.3. Plan Year. The term “Plan Year” means the calendar year.

1.4. Source of Benefit Payments. Subject to the terms and conditions of the Plan, any amount payable to or on account of a Participant under this Plan shall be paid from the general assets of the Exchange or from one or more trusts, the assets of which are subject to the claims of the Exchange’s general creditors. The amounts payable hereunder shall be reflected on the accounting records of the Exchange but shall not be construed to create, or require the creation of, a trust, custodial or escrow account. None of the individuals entitled to benefits under the Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Exchange or to any investment reserves, accounts, trusts or funds that the Exchange may purchase, establish or accumulate to aid in providing the benefits under the Plan, and any rights of such individuals under the Plan shall constitute unsecured contractual rights only. Nothing contained in the Plan shall constitute a guarantee by the Exchange that the assets of the Exchange shall be sufficient to pay any benefits to any person. Nothing contained in the Plan and no action taken pursuant to its provisions shall create a trust or fiduciary relationship of any kind between the Exchange and an employee or any other person.

1.5. Expenses. The expenses of administering the Plan shall be borne by the Exchange.

1.6. Effect on Other Benefit Plans. Any amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of any qualified plan (within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) maintained by the Exchange. The treatment of such amounts under other employee benefit plans shall be in accordance with the provisions of such plans.

1.7. Applicable Laws. The Plan shall be construed and administered in accordance with the laws of the State of Illinois.

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1.8. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

1.9. Notices. Any notice or document required to be given to or filed with the Plan Administrator will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Secretary of the Exchange, at its principal executive offices. The Plan Administrator may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

1.10. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

1.11. Claims Procedure.

(a) For purposes of the Plan, a claim for a benefit is a written application for a benefit filed with the Plan Administrator. In the event that any Participant or other person claims to be entitled to a benefit under the Plan, and the Plan Administrator or its designee determines that such claim should be denied in whole or in part, the Plan Administrator or its designee shall, in writing, notify such claimant within 90 days (180 days if special circumstance require) of receipt of such claim that his claim has been denied. The notice of denial will be written in a manner calculated to be understood by the average Participant and will include the following information: (a) the specific reason for the denial; (b) specific reference to those Plan provisions on which the denial is based; (c) a description of any additional information necessary to perfect the claim and an explanation of why the information is necessary; and (d) a description of the Plan’s review procedures, the time limits applicable to those procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following the denial of his claim on review.

(b) If the Plan Administrator requests additional information from a claimant prior to an initial determination or a determination on appeal, the Plan Administrator will notify the claimant and permit the claimant to have 45 days to provide the requested information. The time of the Plan Administrator’s decision will be tolled until the information is received or until the 45-day period has elapsed. If the information is not timely received by the Plan Administrator, its decision will be made without the requested information.

(c) Within 60 days after the mailing or delivery by the Plan Administrator or its designee of such notice, such claimant may request, by mailing or delivery of written notice to the Plan Administrator, a review by the Plan Administrator of the decision denying the claim. The claimant may submit written comments, documents, records and other information relating to his claim, whether or not those comments, documents, records or other information were submitted in connection with the initial claim. The claimant may also request that the Plan provide, free of charge, copies of all documents, records or other information relevant to his claim.

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(d) If the claimant fails to request such a review within such 60-day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim by the Plan Administrator is correct.

(e) After such review, the Plan Administrator shall determine whether such denial of the claim was correct and shall notify such claimant in writing of its determination within 60 days of receipt of the claimant’s request for review (120 days if special circumstances require). In the case of a claim denial on review, the notice will be written in a manner calculated to be understood by the average Participant and will include the following information: (a) the specific reason or reasons for denial; (b) specific reference to those Plan provisions on which denial is based; (c) a statement that the claimant is entitled to receive, upon written request and free of charge, reasonable access to and copies of all documents, records and other information relevant to his claim for benefits; and (d) a statement of any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about the procedures and to bring a civil action under ERISA Section 502(a).

SECTION 2

Participation

2.1. Participant. The key employees of the Exchange eligible to participate in the Plan and the conditions for such participation shall be established, from time to time, by the Exchange; provided, however, that Participants shall be limited to a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. If the Exchange determines that participation by one or more Participants shall cause the Plan to be subject to Part 2, 3 or 4 of Title I of ERISA, the entire interest of such Participant or Participants under the Plan shall be segregated from the Plan in the discretion of the Exchange, and such Participant or Participants shall cease to have any interest under the Plan.

2.2. Plan Not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of the Exchange nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

SECTION 3

Deferred Compensation; Plan Accounting

3.1. Deferred Compensation Accounts. The Plan Administrator shall maintain, or cause to be maintained, an Account in the name of each Participant which shall reflect the sum of the following amounts:

(a)	the amount of base salary deferred by the Participant, in accordance with the provisions of subsection 3.2;

(b)	the amount of bonus deferred by the Participant, in accordance with the provisions of subsection 3.2;

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(c)	the amount of Matching Credits to be credited to the Participant’s Account in accordance with subsection 3.3;

(d)	the amount of the Make-Whole Credits to be credited to the Participant’s Account in accordance with subsection 3.4; and

(e)	the assumed rate of earnings to be credited to the Participant’s Account in accordance with subsection 3.5.

The beginning balance of each Participant’s Account on the Effective Date shall be the amount credited to him under the Plan as in effect immediately prior to the Effective Date.

3.2. Deferral Election. Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, a Participant may make an irrevocable election to defer receipt of compensation earned by him from the Exchange in any Plan Year, by filing a deferral election in writing with the Plan Administrator at such time and in such manner as the Plan Administrator shall provide, but in no case later than the day preceding the first day of such Plan Year. Notwithstanding the preceding sentence, a newly-eligible Participant may file a deferral election within 30 days of becoming eligible to participate in the Plan with respect to all or a portion of the compensation earned by him after such election is filed. The maximum amount of base salary that may be deferred by a Participant for a Plan Year shall be equal to 20 percent. The maximum amount of bonus that may be deferred by a Participant for a Plan Year shall be equal to 20 percent. To the extent provided by the Plan Administrator, a Participant may make separate deferral elections with respect to base salary and bonus amounts. The Account of each Participant shall be credited with the amount deferred by the Participant as of the date on which such compensation would otherwise have been paid to the Participant or such other date as the Plan Administrator may reasonably provide.

3.3. Matching Credits. Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, for each Plan Year, the Account of each Participant shall be credited with a “Matching Credit” at such time as the Plan Administrator shall determine. A Participant’s “Matching Credit” for each Plan Year shall be equal to the amount that, when added to the maximum amount of “Matching Contributions” that would be credited to the Participant for that year under the Exchange’s Tax Efficient Savings Plan (“TESP”) if the Participant made “Tax Efficient Contributions” to the TESP for that year to the full extent permitted under Section 402(g) of the Code, does not exceed 3 percent of his base salary (excluding bonus) for such Plan Year.

3.4. Cash Balance Plan and TESP Make-Whole Credits. To the extent that the amount credited to a Participant’s account under the TESP in connection with the trading volume provisions of TESP or the Pension Plan for Employees of the Chicago Mercantile Exchange (the “Pension Plan”) is limited or reduced, either by reason of the limitation on compensation imposed by Section 401(a)(17) of the Code, or by reason of elective deferrals under this Plan, the Account of the Participant shall be credited with a “Make-Whole Credit” at such time as the Plan Administrator shall determine.

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3.5. Adjustment of Accounts.

(a) Upon becoming a Participant, a Participant shall elect from among the assumed investments that the Plan Administrator offers from time to time those investments in which the Participant’s Account shall be deemed invested and the percentage of contributions to be allocated to each such assumed investment. The Participant may change such allocation (with respect to either future credits to his or her Account or existing Account balances) by notification to the Plan Administrator in such manner as it shall direct, and the Plan Administrator shall implement such change in election as soon as practicable following receipt thereof. In the event a Participant fails to provide such direction, the Participant’s Account shall be adjusted on the basis of such default investment as the Plan Administrator shall establish from time to time.

(b) The amounts credited to a Participant’s Account in accordance with Sections 3.2, 3.3 and 3.4 shall be adjusted from time to time in accordance with uniform procedures established by the Plan Administrator to reflect the value of an investment equal to the Participant’s Account balance in the assumed investments elected or deemed elected by the Participant to use for purposes of adjusting his Account. Such amount shall be determined without regard to taxes that would be payable with respect to any such assumed investment. The Plan Administrator may eliminate any assumed investment alternative at any time; provided, however, that the Plan Administrator may not retroactively eliminate any assumed investment alternative. To the extent permitted by the Plan Administrator, the Participant may elect to have different portions of his Account balance for any period adjusted on the basis of different assumed investments.

(c) Notwithstanding the election by Participants of certain assumed investments and the adjustment of their Accounts based on such investment decisions, the Plan does not require, and no trust or other instrument maintained in connection with the Plan shall require, that any assets or amounts which are set aside in trust or otherwise for the purpose of paying Plan benefits shall actually be invested in the investment alternatives selected by Participants.

SECTION 4

Payment of Plan Benefits

4.1. Vesting. A Participant shall have at all times a fully vested and nonforfeitable interest in the amounts theretofore credited or required to be credited to his Account under Section 3.

4.2. Termination of Employment.

(a) Except as otherwise provided in this Section 4, the vested balance in a Participant’s Account shall be paid in a lump sum upon the Participant’s termination of active employment.

(b) A Participant may elect after December 31, 2004 to receive the vested portion of the Participant’s Account either in a single lump sum payment as soon as practicable after his death or other termination date occurs, or in annual installments over a period of 5

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or fewer years, in which case distribution shall be made in accordance with such election; provided, however, that any such election by a Participant who resigns or is dismissed prior to his retirement date (within the meaning of the Exchange’s cash balance pension plan) shall require the consent of the Exchange. A Participant may change his or her distribution election at any time; provided, however, that any such election change shall be void and of no force and effect if the Participant terminates employment within six months after making such change.

4.3. Hardship Distributions. The Plan Administrator may, pursuant to rules adopted by it and applied in a uniform manner, accelerate the date of distribution of a Participant’s Account because of unforeseeable emergency at any time. “Hardship” shall mean an unforeseeable, severe financial condition resulting from (a) a sudden and unexpected illness or accident of the Participant or his dependent (as defined in section 152(a) of the Code); (b) loss of the Participant’s property due to casualty; or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, but which may not be relieved through other available resources of the Participant, as determined by the Plan Administrator in accordance with uniform rules adopted by it.

4.4. Beneficiary Designation. Each Participant may from time to time designate any legal or natural person or persons (who may be designated contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of his vested benefits. A beneficiary designation will be effective only if effected in such manner as the Plan Administrator shall prescribe from time to time, and only if the designation is delivered to the Plan Administrator while the Participant is alive, and will cancel all beneficiary designations with respect to the Plan filed earlier. Except as otherwise specifically provided in this Section 4.4, if no valid beneficiary designation is in effect at the time of a Participant’s death, or if the designated beneficiary of a deceased Participant dies before him or before complete payment of the Participant’s benefits, his benefits shall be paid to the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

4.5. Distributions to Disabled Persons. Notwithstanding the provisions of this Section 4, if, in the Plan Administrator’s opinion, a Participant or beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment shall be in lieu of any such payment to such Participant or beneficiary. Thereafter, any benefits under the Plan to which such Participant or beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

4.6. Benefits May Not be Assigned. Benefits payable under the Plan are expressly declared to be unassignable and nontransferable. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, any benefits payable under the Plan. No part of the benefits payable shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferred by operation of law in the event of the Participant’s or any other person’s bankruptcy or insolvency.

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4.7. Withholding for Tax Liability. The Exchange may withhold or cause to be withheld from any payment of benefits made pursuant to the Plan any taxes required to be withheld and such sum as the Exchange may reasonably estimate to be necessary to cover any taxes for which the Exchange may be liable and which may be assessed with regard to such payment.

4.8. Cash-Out Election. Prior to a Participant’s termination of active employment with the Exchange, the Participant may make a one-time election (a “Cash-Out Election”) to have his entire Account balance distributed to him, in a single lump sum payment, in cash, within 15 days following the date that such election is filed with the Exchange, subject to the following:

(a)	The amount actually distributed to an electing Participant under this subsection 4.9 shall be equal to the Participant’s entire Account balance, reduced by an amount equal to 10 percent of such balance. The portion of the Participant’s Account balance that is not distributed to the Participant pursuant to this paragraph (a) shall be forfeited as a penalty.

(b)	Notwithstanding the provisions of Section 3, for the remainder of the Plan Year in which the Cash-out Election is effective and for the next following Plan Year, no deferral election by the Participant under subsection 3.2 shall be given effect.

(c)	A Participant’s Cash-Out Election shall not be effective unless the Participant makes a corresponding election under the Chicago Mercantile Exchange Supplemental Executive Retirement Plan.

Notwithstanding the foregoing provisions of this subsection 4.9, and without limiting the amending authority reserved to the Exchange by the provisions of Section 5 of the Plan, the Exchange may amend this subsection 4.9 at any time and in any respect, even as to amounts previously credited to a Participant’s Account, to the extent that the Exchange determines that such amendment is necessary or desirable by reason of any change in tax laws or regulations or interpretations thereof; provided, however, that no such amendment shall apply with respect to amounts actually distributed under this subsection 4.9 before the later of the date on which the amendment is adopted or effective.

SECTION 5

Amendment and Termination; Miscellaneous

5.1. Amendment and Termination.

(a) The Exchange may amend or terminate the Plan at any time and from time to time, and retroactively if deemed necessary or appropriate.

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(b) Any amendment of the Plan shall be effected either (i) by resolution of the Compensation Committee or its successor, or (ii) by resolution of the Retirement Committee; provided, however, that only the Compensation Committee or its successor is authorized to approve an amendment that is anticipated to result in a material impact to the Exchange unless it otherwise acts to delegate this responsibility; and provided further that the Retirement Committee may adopt minor or administrative amendments to the Plan, including amendments to comply with applicable laws.

(c) A Plan termination shall be effected by resolution of the Compensation Committee or its successor. In the event of a termination of the Plan, Participants’ vested Account balances shall be distributed in such manner as the Plan Administrator shall determine consistent with the requirements of Section 409A of the Code.

5.2. Limitation of Liability. The Exchange, its parents, subsidiaries, and affiliates, the Board of Directors of any of the foregoing, any officer, employer or agent of any of the foregoing, and the members of the Retirement Committee shall not incur any liability individually or on behalf of any other individuals or on behalf of the Exchange or its parents, subsidiaries, or affiliates for any act, or failure to act, made in good faith in relation to the Plan.

Dated this 20th day of December, 2007.

CHICAGO MERCANTILE EXCHANGE INC.

By	Hilda Harris Piell

Its	MD & Chief Organizational Development Officer

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CHICAGO MERCANTILE EXCHANGE INC.

SENIOR MANAGEMENT SUPPLEMENTAL DEFERRED SAVINGS PLAN

(As Amended and Restated Effective January 1, 2008)

SECTION 1

General

1.1. History, Purpose and Effective Date.

(a) The Chicago Mercantile Exchange Inc., a Delaware corporation (the “Exchange”), maintains the Chicago Mercantile Exchange Inc. Senior Management Supplemental Deferred Savings Plan (the “Plan”) to provide a select group of its key management employees with the opportunity to defer receipt of compensation and receive additional retirement income from the Exchange. The Plan is intended to constitute a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(l) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(b) Effective as of January 1, 2005 (the “Effective Date”), the Plan has been amended and restated to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(c) Notwithstanding anything herein to the contrary, the terms of the Plan as in effect prior to January 1, 2005, as modified and set forth in the document entitled “Chicago Mercantile Exchange Inc. Grandfathered Senior Management Supplemental Deferred Savings Plan” (the “Pre-2005 Plan”), shall apply to the portion (if any) of a Participant’s Account that was vested as of December 31, 2004, including credited earnings and losses with respect thereto (the “Grandfathered Account”), and the provisions of this amended and restated Plan shall not apply to such Grandfathered Account.

1.2. Administration.

(a) The Retirement Committee (the “Retirement Committee”) appointed by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Exchange is the Plan Administrator of the Plan. If the Compensation Committee fails to act to appoint the members of the Retirement Committee, then the Compensation Committee will be deemed to be the Retirement Committee hereunder. The Plan Administrator shall from time to time adopt rules for the administration of the Plan and shall have the sole discretion to make decisions and take any action with respect to questions arising in connection with the Plan, including, but not limited to, the construction and interpretation of the Plan, the resolution of any ambiguities, the determination of the conditions subject to which any benefits may be payable, the resolution of all questions concerning the status and rights of a Participant and others under the Plan, and whether a claimant is eligible for benefits under the Plan, the determination of the amount of benefits, if any, a claimant is entitled to receive, and making any other determinations which it believes necessary or advisable for the administration and operation of the Plan. Any such decision or action shall be final and binding upon all Participants and beneficiaries, and benefits under the Plan shall be paid only if the Plan Administrator decides in its discretion that the claimant is entitled to them. The Plan Administrator’s decision or action in respect of any of the above shall be conclusive and binding upon all Participants and their beneficiaries, heirs, assigns, administrators, executors and any other person claiming through or under them, subject to such individual’s rights to a review of the denial of any benefit claim under the claims procedure set forth in Section 1.11.

(b) In providing for the administration of the Plan, the Plan Administrator may delegate responsibilities for the operation and administration of the Plan by written document filed with the Plan records. Any such delegation may be revoked at any time. The Secretary of the Exchange (or, on behalf of the Secretary of the Exchange, any Corporate Secretary or Assistant Secretary) shall certify to any interested person the names of the employees of the Exchange who are, from time to time, authorized to act on behalf of the Plan Administrator and who are responsible for the day-to-day operation and administration of the Plan. The Plan Administrator may appoint and compensate such specialists to aid it in the administration of the Plan and arrange for such other services as it considers necessary or appropriate to carry out the provisions of the Plan.

1.3. Plan Year. The term “Plan Year” means the calendar year.

1.4. Source of Benefit Payments. Subject to the terms and conditions of the Plan, any amount payable to or on account of a Participant under this Plan shall be paid from the general assets of the Exchange or from one or more trusts, the assets of which are subject to the claims of the Exchange’s general creditors. The amounts payable hereunder shall be reflected on the accounting records of the Exchange but shall not be construed to create, or require the creation of, a trust, custodial or escrow account. None of the individuals entitled to benefits under the Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Exchange or to any investment reserves, accounts, trusts or funds that the Exchange may purchase, establish or accumulate to aid in providing the benefits under the Plan, and any rights of such individuals under the Plan shall constitute unsecured contractual rights only. Nothing contained in the Plan shall constitute a guarantee by the Exchange that the assets of the Exchange shall be sufficient to pay any benefits to any person. Nothing contained in the Plan and no action taken pursuant to its provisions shall create a trust or fiduciary relationship of any kind between the Exchange and an employee or any other person.

1.5. Expenses. The expenses of administering the Plan shall be borne by the Exchange.

1.6. Effect on Other Benefit Plans. Any amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of any qualified plan (within the meaning of Section 401(a) of the Code) maintained by the Exchange. The treatment of such amounts under other employee benefit plans shall be in accordance with the provisions of such plans.

1.7. Applicable Laws. The Plan shall be construed and administered in accordance with the laws of the State of Illinois.

1.8. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

1.9. Notices. Any notice or document required to be given to or filed with the Plan Administrator will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Secretary of the Exchange, at its principal executive offices. The Plan Administrator may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

1.10. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

1.11. Claims Procedure.

(a) For purposes of the Plan, a claim for a benefit is a written application for a benefit filed with the Plan Administrator. In the event that any Participant or other person claims to be entitled to a benefit under the Plan, and the Plan Administrator or its designee determines that such claim should be denied in whole or in part, the Plan Administrator or its designee shall, in writing, notify such claimant within 90 days (180 days if special circumstance require) of receipt of such claim that his claim has been denied. The notice of denial will be written in a manner calculated to be understood by the average Participant and will include the following information: (a) the specific reason for the denial; (b) specific reference to those Plan provisions on which the denial is based; (c) a description of any additional information necessary to perfect the claim and an explanation of why the information is necessary; and (d) a description of the Plan’s review procedures, the time limits applicable to those procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following the denial of his claim on review.

(b) If the Plan Administrator requests additional information from a claimant prior to an initial determination or a determination on appeal, the Plan Administrator will notify the claimant and permit the claimant to have 45 days to provide the requested information. The time of the Plan Administrator’s decision will be tolled until the information is received or until the 45-day period has elapsed. If the information is not timely received by the Plan Administrator, its decision will be made without the requested information.

(c) Within 60 days after the mailing or delivery by the Plan Administrator or its designee of such notice, such claimant may request, by mailing or delivery of written notice to the Plan Administrator, a review by the Plan Administrator of the decision denying the claim. The claimant may submit written comments, documents, records and other information relating to his claim, whether or not those comments, documents, records or other information were submitted in connection with the initial claim. The claimant may also request that the Plan provide, free of charge, copies of all documents, records or other information relevant to his claim.

(d) If the claimant fails to request such a review within such 60-day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim by the Plan Administrator is correct.

(e) After such review, the Plan Administrator shall determine whether such denial of the claim was correct and shall notify such claimant in writing of its determination within 60 days of receipt of the claimant’s request for review (120 days if special circumstances require). In the case of a claim denial on review, the notice will be written in a manner calculated to be understood by the average Participant and will include the following information: (a) the specific reason or reasons for denial; (b) specific reference to those Plan provisions on which denial is based; (c) a statement that the claimant is entitled to receive, upon written request and free of charge, reasonable access to and copies of all documents, records and other information relevant to his claim for benefits; and (d) a statement of any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about the procedures and to bring a civil action under ERISA Section 502(a).

SECTION 2

Participation

2.1. Participant.

(a) Employees of the Exchange are eligible to participate in the Plan (“Participants”) if they satisfy the eligibility criteria set forth in Section 3.2(a), 3.3(a), or 3.4(a); provided, however, that Participants shall be limited to a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(l) of ERISA.

(b) If the Exchange determines that participation by one or more Participants shall cause the Plan to be subject to Part 2, 3 or 4 of Title I of ERISA, the entire interest of such Participant or Participants under the Plan shall be segregated from the Plan in the discretion of the Exchange, and such Participant or Participants shall cease to have any interest under the Plan.

2.2. Plan Not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of the Exchange nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

SECTION 3

Deferred Compensation; Plan Accounting

3.1. Deferred Compensation Accounts. The Plan Administrator shall maintain, or cause to be maintained, an Account in the name of each Participant consisting of the following subaccounts (as applicable):

(a) a subaccount (the “Elective Deferral Account”) consisting of the base salary and/or bonus deferred by the Participant in accordance with Section 3.2, as adjusted in accordance with Section 3.5;

(b) a subaccount (the “401(k) Make-Whole Account”) consisting of the 401(k) Savings Plan Make-Whole Credits credited to the Participant’s Account in accordance with Section 3.3, as adjusted in accordance with Section 3.5; and

(c) a subaccount (the “Cash Balance Make-Whole Account”) consisting of the Cash Balance Plan Make-Whole Credits credited to the Participant’s Account in accordance with Section 3.4, as adjusted in accordance with Section 3.5.

A Participant’s Account shall also be segregated according to the Plan Year to which credits to the Account relate (each such segregated portion of the Account is sometimes referred to herein as a “Plan Year Account”).

The beginning balance of each Participant’s Plan Year Account on the Effective Date shall be the amount credited to such respective Plan Year Accounts under the Plan as in effect immediately prior to the Effective Date; provided, however, that the portion of the Participant’s Account consisting of the Participant’s Grandfathered Account shall be segregated and shall be subject to the provisions of the Pre-2005 Plan as provided under Section 1.1(c).

3.2. Deferral Election.

(a) The provisions of this Section 3.2 shall apply with respect to a Plan Year only to Participants who (i) as of the October 1 immediately preceding the commencement of such Plan Year, are officers of the Exchange, or (ii) become officers of the Exchange before October 1 of the Plan Year.

(b) Subject to such terms, conditions, and limitations as the Plan Administrator may, from time to time, impose, a Participant may make an irrevocable election to defer receipt of base salary and/or bonus earned by him from the Exchange in any Plan Year, by filing a deferral election in writing with the Plan Administrator at such time and in such manner as the Plan Administrator shall provide, but in no case later than the day preceding the first day of such Plan Year. Notwithstanding the preceding sentence, a Participant who first becomes an officer of the Exchange before October 1 of a Plan Year may file a deferral election within 30 days of becoming eligible to participate in the deferral election feature of the Plan with respect to compensation earned by him during the portion of such Plan Year after such election is filed. A Participant’s election under this Section 3.2(b) shall apply only to the Plan Year for which it is made and not for any subsequent Plan Year.

(c) The maximum percentage of base salary that may be deferred by a Participant for a Plan Year shall be 50%. The maximum percentage of bonus that may be deferred by a Participant for a Plan Year shall be 100%.

(d) The Elective Deferral Account of each Participant shall be credited with the amount deferred by the Participant as of the date on which such compensation would otherwise have been paid to the Participant or such other date as the Plan Administrator may reasonably provide.

3.3. 401(k) Savings Plan Make-Whole Credits.

(a) The provisions of this Section 3.3 shall apply with respect to a Plan Year to a Participant (i) whose base salary (excluding bonus) for such Plan Year exceeds the dollar limitation under Section 401(a)(17) of the Code for such Plan Year, or (ii) is an officer of the Exchange at any time during such Plan Year; provided, however, that for Plan Years beginning before January 1, 2007, only Participants who are officers of the Exchange at any time during such Plan Year shall be subject to this Section 3.3.

(b) Subject to such terms, conditions, and limitations as the Plan Administrator may from time to time impose, for each Plan Year the 401(k) Make-Whole Account of each Participant shall be credited with a “401(k) Savings Plan Make-Whole Credit.” Such 401(k) Savings Plan Make-Whole Credit shall be credited to the Participant’s Account at such time or times as the Plan Administrator shall determine but no later than 2 1/2 months following the end of such Plan Year.

(c) The 401(k) Savings Plan Make-Whole Credit shall be 3 percent of the greater of the following amounts: (i) the amount, if any, by which the Participant’s base salary (excluding bonus, but before reduction by any portion of base salary deferred pursuant to Section 3.2) for such Plan Year exceeds the dollar limitation under Section 401(a)(17) of the Code for such Plan Year, or (ii) the portion, if any, of the Participant’s base salary deferred for such Plan Year pursuant to Section 3.2.

3.4. Cash Balance Plan Make-Whole Credits.

(a) The provisions of this Section 3.4 shall apply with respect to a Plan Year to a Participant (i) whose base salary and bonus paid in such Plan Year exceeds the dollar limitation under Section 401(a)(17) of the Code for such Plan Year, or (ii) is an officer of the Exchange at any time during such Plan Year; provided, however, that for Plan Years beginning before January 1, 2007, only Participants who are officers of the Exchange at any time during such Plan Year shall be subject to this Section 3.4; and provided, further, that no Participant who is a “grandfathered employee” eligible to continue accruing benefits after December 31, 2007 under the Chicago Board of Trade Employees Pension Plan shall be subject to this Section 3.4.

(b) To the extent that the amount credited for any Plan Year to a Participant’s account under the Pension Plan for Employees of the Chicago Mercantile Exchange (the “Pension Plan”) is limited or reduced, either by reason of the limitation on compensation imposed by Section 401(a)(17) of the Code, or by reason of elective deferrals under this Plan, the Account of the Participant shall be credited with a “Cash Balance Plan Make-Whole Credit,” to be calculated in such manner and credited at such time or times as the Plan Administrator shall determine but no later than 2 1/2 months after the end of such Plan Year.

3.5. Adjustment of Accounts.

(a) Upon becoming a Participant, a Participant shall elect from among the assumed investments that the Plan Administrator offers from time to time those investments in which the Participant’s Account shall be deemed invested and the percentage of contributions to be allocated to each such assumed investment. The Participant may change such allocation (with respect to either future credits to his or her Account or existing Account balances) by notification to the Plan Administrator in such manner as it shall direct, and the Plan Administrator shall implement such change in election as soon as practicable following receipt thereof. In the event a Participant fails to provide such direction, the Participant’s Account shall be adjusted on the basis of such default investment as the Plan Administrator shall establish from time to time.

(b) The amounts credited to a Participant’s Account in accordance with Sections 3.2, 3.3 and 3.4 shall be adjusted from time to time in accordance with uniform procedures established by the Plan Administrator to reflect the value of an investment equal to the Participant’s Account balance in the assumed investments elected or deemed elected by the Participant to use for purposes of adjusting his Account. Such amount shall be determined without regard to taxes that would be payable with respect to any such assumed investment. The Plan Administrator may eliminate any assumed investment alternative at any time; provided, however, that the Plan Administrator may not retroactively eliminate any assumed investment alternative. To the extent permitted by the Plan Administrator, the Participant may elect to have different portions of his Account balance for any period adjusted on the basis of different assumed investments.

(c) Notwithstanding the election by Participants of certain assumed investments and the adjustment of their Accounts based on such investment decisions, the Plan does not require, and no trust or other instrument maintained in connection with the Plan shall require, that any assets or amounts which are set aside in trust or otherwise for the purpose of paying Plan benefits shall actually be invested in the investment alternatives selected by Participants.

SECTION 4

Payment of Plan Benefits

4.1. Vesting.

(a) The portion of a Participant’s Account attributable to base salary or bonus deferred pursuant to Section 3.2 shall be fully vested and nonforfeitable at all times.

(b) Vesting of the portion of a Participant’s Account attributable to 401(k) Savings Plan Make-Whole Credits credited under Section 3.3 shall be determined as follows:

(i) The portion of a Participant’s Account attributable to 401(k) Savings Plan Make-Whole Credits credited for Plan Years beginning prior to January 1, 2007 shall be fully vested and nonforfeitable.

(ii) The portion of a Participant’s Account attributable to 401(k) Savings Plan Make-Whole Credits credited under Section 3.3 for Plan Years beginning on or after January 1, 2007 shall be fully vested and nonforfeitable in the case of a Participant who was an employee of the Exchange on December 31, 2006 and has been continuously employed by the Exchange from that date until the date as of which the 401(k) Savings Plan Make-Whole Credit is credited,

(iii) Except as otherwise provided in Section 4.1(b)(ii), the vested portion of a Participant’s 401(k) Make-Whole Account credited with respect to Plan Years beginning on or after January 1, 2007 shall be based on his or her Years of Vesting Service (as defined in the Chicago Mercantile Exchange Inc. 401(k) Savings Plan), as determined in the following table:

Years of Vesting Service	Vested percentage
Less than 2	0%
2	20%
3	40%
4	60%
5 or more	100%

(iv) In the event of a Participant’s termination of employment for any reason other than death before such Participant’s 401(k) Make-Whole Account is fully vested, the nonvested portion of his or her 401(k) Make-Whole Account shall be forfeited.

(c) Vesting of the portion of a Participant’s Account attributable to Cash Balance Plan Make-Whole Credits credited under Section 3.4 shall be determined as follows:

(i) The portion of a Participant’s Account attributable to Cash Balance Plan Make-Whole Credits credited for Plan Years beginning prior to January 1, 2007 shall be fully vested and nonforfeitable.

(ii) The portion of a Participant’s Account attributable to Cash Balance Plan Make-Whole Credits credited for Plan Years beginning on or after January 1, 2007 shall be fully vested and nonforfeitable in the case of a Participant who was an employee of the Exchange on December 31, 2006 and has been continuously employed by the Exchange from that date until the date as of which the Cash Balance Plan Make-Whole Credit is credited.

(iii) Except as otherwise provided by Section 4.1(c)(ii), the portion of a Participant’s Account attributable to Cash Balance Plan Make-Whole Credits credited for Plan Years beginning on or after January 1, 2007 shall become 100% vested and nonforfeitable upon the completion of three years of Eligibility Service (as defined in the Pension Plan) and shall be 0% vested prior to that time. In the event of a Participant’s termination of employment for any reason other than death prior to the completion of three years of Eligibility Service, the portion of his or her Account to which this Section 4.1(c)(iii) applies shall be forfeited.

4.2. Timing of Payment; Distribution Elections

(a) Except as otherwise provided in this Section 4, the vested balance in each Plan Year Account of a Participant shall be paid in a lump sum on the first payroll date following the end of the Restricted Period. For purposes hereof, the “Restricted Period” means the period commencing on the Participant’s separation from service and ending on the six-month anniversary of such separation from service or, if earlier, the date of the Participant’s death. Notwithstanding the foregoing, in the event a Participant has made a valid distribution election with respect to a Plan Year Account in accordance with Section 4.2(b) or (c), such Plan Year Account shall be distributed in accordance with such election (subject to the limitations of Section 4.2(d)).

(b) With respect any Plan Year Account relating to a Plan Year before 2007 for which a Participant made a valid irrevocable distribution election between January 1, 2005 and September 30, 2006, pursuant to rules and procedures adopted by the Plan Administrator intended in good faith to comply with Section 409A of the Code and Internal Revenue Service guidance issued thereunder, the vested balance of such Plan Year Account shall be paid in accordance with such election. Such election must specify (i) whether the Plan Year Account is to be paid in a lump sum or in substantially equal annual installments, in either case paid or commencing at the time of the Participant’s separation from service, and (ii) if installments are elected, the number of such installments (not to exceed five).

(c) With respect to any Plan Year Account relating to a Plan Year after 2006, a Participant may elect in such manner as the Plan Administrator may prescribe the time and manner in which the vested portion of such Plan Year Account shall be distributed. Such election shall specify either (i) that payment is to be made (or is to commence) upon the Participant’s separation from service, or (ii) that payment is to be made (or is to commence) upon the earlier of the Participant’s separation from service or a specific date that is not earlier than two years after the first day of the Plan Year to which the Plan Year Account relates. The election shall also specify whether the Plan Year Account is to be paid in a lump sum or in substantially equal annual installments, and if installments are elected, the number of such installments (not to exceed five) (a “form of payment election”). In the case of a Participant who elects to have payment of his or her Plan Year Account be made (or commence) upon the earlier of the Participant’s separation from service or a fixed date in accordance with clause (ii) of this Section 4.2(c), the Participant may make a separate form of payment election for each such payment trigger. A Participant’s Payment Election with respect to a Plan Year Account shall be made before the first day of the Plan Year to which such Plan Year Account relates or, in the case of a Participant who first becomes eligible for the Plan after January 1 and before October 1 of the Plan Year pursuant to Section 3.2, within the first 30 days of such eligibility. Except as otherwise provided in this Section 4, a Participant’s Payment Election shall be irrevocable.

(d) Notwithstanding any provision herein to the contrary, (i) with respect to any distribution triggered by the Participant’s separation from service, no portion of such Plan Year Account shall be paid until the first payroll date after the end of the Restricted Period, and (ii) the foregoing restriction shall not affect the timing of any installment payment after the first installment.

4.3. Unforeseeable Emergencies.

(a) In the event of a Participant’s Unforeseeable Emergency, such Participant may request an emergency withdrawal from his or her vested Account. Any such request shall be subject to the approval of the Plan Administrator, which approval (a) shall only be granted to the extent reasonably needed to satisfy the need created by the Unforeseeable Emergency, and (b) shall not be granted to the extent that such need may be relieved (i) through reimbursement or compensation by insurance or otherwise or (ii) by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(b) In the event of a Participant’s Unforeseeable Emergency on account of which the Participant receives a withdrawal pursuant to Section 4.3(a), the Participant’s Deferral Election shall be canceled.

(c) An “Unforeseeable Emergency” means a severe financial hardship of the Participant or beneficiary resulting from an illness or accident of the Participant or his or her spouse or dependent (as defined in Section 152(a) of the Code), loss of the Participant’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance), or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant’s control. Circumstances that may constitute an Unforeseeable Emergency include the imminent foreclosure of or eviction from the Participant’s primary residence; the need to pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication; and the need to pay for the funeral expenses of a spouse or a dependent (as defined in Section 152(a) of the Code). The purchase of a home and the payment of college tuition generally are not Unforeseeable Emergencies. Whether the Participant is faced with an Unforeseeable Emergency permitting an emergency withdrawal shall be determined by the Plan Administrator in its sole discretion, based on the relevant facts and circumstances and applying regulations and other guidance under Section 409A of the Code.

4.4. Beneficiary Designation. Each Participant may from time to time designate any legal or natural person or persons (who may be designated contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of his vested benefits. A beneficiary designation will be effective only if effected in such manner as the Plan Administrator shall prescribe from time to time, and only if the designation is delivered to the Plan Administrator while the Participant is alive, and will cancel all beneficiary designations with respect to the Plan filed earlier. Except as otherwise specifically provided in this Section 4.4, if no valid beneficiary designation is in effect at the time of a Participant’s death, or if the designated beneficiary of a deceased Participant dies before him or before complete payment of the Participant’s benefits, his benefits shall be paid to the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

4.5. Distributions to Disabled Persons. Notwithstanding the provisions of this Section 4, if, in the Plan Administrator’s opinion, a Participant or beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment shall be in lieu of any such payment to such Participant or beneficiary. Thereafter, any benefits under the Plan to which such Participant or beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

4.6. Benefits May Not be Assigned. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part hereof, which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferred by operation of law in the event of the Participant’s or any other person’s bankruptcy or insolvency.

4.7. Withholding for Tax Liability. The Exchange may withhold or cause to be withheld from any payment of benefits made pursuant to the Plan any taxes required to be withheld and such sum as the Exchange may reasonably estimate to be necessary to cover any taxes for which the Exchange may be liable and which may be assessed with regard to such payment.

SECTION 5

Miscellaneous

5.1. Section 409A. This Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted in a manner consistent therewith. Accordingly, notwithstanding any provisions of the Plan to the contrary:

(a) The Plan shall be operated at all times in accordance with the requirements of Section 409A of the Code and, in the event of any inconsistency between any provision of the Plan and Section 409A, the provisions of Section 409A shall control.

(b) Any provision in the Plan that is determined to violate the requirements of Section 409A of the Code shall be void and without effect.

(c) Any provision required by Section 409A of the Code to appear in the Plan document that is not expressly set forth herein shall be deemed to be set forth herein, and the Plan shall be administered in all respects as if such provision was expressly set forth herein.

5.2. Limitation of Liability. The Exchange, its parents, subsidiaries, and affiliates, the Board of Directors of any of the foregoing, any officer, employer or agent of any of the foregoing, and the members of the Retirement Committee shall not incur any liability individually or on behalf of any other individuals or on behalf of the Exchange or its parents, subsidiaries, or affiliates for any act, or failure to act, made in good faith in relation to the Plan.

SECTION 6

Amendment and Termination

6.1. Amendment and Termination.

(a) The Exchange may amend or terminate the Plan at any time and from time to time, and retroactively if deemed necessary or appropriate.

(b) Any amendment of the Plan shall be effected either (i) by resolution of the Compensation Committee or its successor, or (ii) by resolution of the Retirement Committee; provided, however, that only the Compensation Committee or its successor is authorized to approve an amendment that is anticipated to result in a material impact to the Exchange unless it otherwise acts to delegate this responsibility; and provided further that the Retirement Committee may adopt minor or administrative amendments to the Plan, including amendments to comply with applicable laws.

(c) A Plan termination shall be effected by resolution of the Compensation Committee or its successor. In the event of a termination of the Plan, Participants’ vested Account balances shall be distributed in such manner as the Plan Administrator shall determine consistent with the requirements of Section 409A of the Code.

Dated this 20th day of December, 2007.

CHICAGO MERCANTILE EXCHANGE INC.

By	Hilda Harris Piell

Its	MD & Chief Organizational Development Officer

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